UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): December 1, 2009

RAIT Financial Trust

(Exact name of registrant as specified in its charter)

Maryland	1-14760	23-2919819
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Cira Centre, 2929 Arch Street, 17th Floor, Philadelphia, Pennsylvania	19104
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (215) 243-9000

N/A

Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events

On December 1, 2009, RAIT Financial Trust (the “Company”) announced that it commenced an exchange offer for up to $62,831,000 aggregate principal amount of its outstanding 6.875% Convertible Senior Notes due 2027 (the “Exchange Offer”). A copy of the press release issued by the Company is filed as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference. The Company also hereby files as Exhibit 99.2, the Letter of Transmittal to be used by noteholders who wish to exchange their notes in the Exchange Offer.

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits

Exhibit No.	Title

99.1	Press Release.

99.2	Letter of Transmittal.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RAIT Financial Trust

Date: December 1, 2009	By:	/S/ JACK E. SALMON
	Name:	Jack E. Salmon
	Title:	Chief Financial Officer and Treasurer